Supplement to the
Fidelity® International Enhanced Index Fund
April 29, 2017
Summary Prospectus

The Board of Trustees has approved the conversion of the fund to a master-feeder structure pursuant to which the fund will seek to achieve its investment objective by investing substantially all its assets in a corresponding “master portfolio.” Each master portfolio will be a separate registered investment company that has an investment objective, investment policies and risks substantially identical to the corresponding fund. It is expected that the conversion to the master-feeder structure will take place in the fourth quarter of 2017.

IEI-SUM-17-01 1.9885166.100	August 4, 2017